REAL ESTATE

      ADVANTUS REAL ESTATE SECURITIES FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 2000  [LOGO]
                                                          ADVANTUS-TM-
                                                       FAMILY OF FUNDS

EQUITY

[PHOTO]

ADVANTUS Real Estate Securities Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENTS OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS                11

SHAREHOLDER SERVICES                         15

Letter from the President                                                [PHOTO]

Dear Shareholder:

Over the past year, which includes this reporting period, the key themes in our updates were consistent: global economic recovery, continued U.S. growth with low inflation, investors' affinity for and fickleness with the capital markets, and glitch-free passage into the next millennium. These themes will likely continue into 2000, since turning a calendar page has little to do with the conduct of economies or markets. Most economic and market conditions play out over a period of time. However, transition should not be mistaken for tranquility; volatility was extremely evident in the markets over the past 6 months, and we expect the same for the upcoming year.

Throughout 1999, many of the world's economies were mending. Asia, including economically devastated Japan, showed signs of a sustainable recovery. Europe improved, equity markets soared and growth in the U.S. climbed higher. As the year ended, many of the world's economies looked brighter and the U.S. continued to shine. In the U.S., economic growth accelerated. The inflation-wary Federal Reserve again tapped the brakes to slow the U.S. growth engine by raising the Fed Funds rate on November 16. This tightening - like the two preemptive moves earlier in 1999 - was 25 basis points (.25 percent), totaling 75 basis points (.75 percent) for 1999. The most recent hike in Fed Funds (25 basis points) was announced at the February 2, 2000 Federal Open Market Committee (FOMC) meeting. The Fed's inflation fighting vigilance continues.

Stock Market: Large cap stocks were strong performers for the reporting period. The S&P 500 Index* finished 1999 up 21 percent despite increasing interest rates, continuing fears of future interest rate hikes, looming Y2K issues and recovery of many foreign economies. However, the Index* composite declined significantly in January 2000 to return -5.0 percent. The technology sector, the largest weighted sector in the composite, returned 32 percent for the six-month period ended January 31st.

Bond Market: The steady climb in interest rates throughout the year sent bond prices lower. The bond market suffered its worst year-end performance since 1994 and the second worst since 1973. Rising interest rates, low unemployment, inflationary fears and a runaway stock market did not bode well for the bonds during this reporting period.

What do we expect going forward? We believe that Asia's recovery, including Japan, will continue. We anticipate the growth in Europe will also continue. It appears that more countries are moving toward free market economies. As these countries embrace the free market system, we anticipate that capital will flow more efficiently and competition will increase. Historically, price competition keeps global inflation lower, however, past performance is not necessarily indicative of future results.

On the domestic front, we expect growth to slow. The Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to reign in the economic growth rate. We expect that fundamentals for the stock market (i.e., earnings growth, moderate inflation, and good productivity numbers) will remain very strong.

A technological revolution is driving the U.S. economy. Spending to retrofit U.S. industry has pushed economic growth and productivity. It is likely that market euphoria will spill over, and corrections will still occur in the economy and the marketplace. However, this "new economy" is creating excitement and the potential to bring significant opportunity to long-term investors.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS Real Estate Securities Fund

PERFORMANCE UPDATE

[PHOTO]

JOE BETLEJ, CFA
PORTFOLIO MANAGER
The Advantus Real Estate
Securities Fund seeks total
return through a combination
of capital appreciation and
current income. Under normal
circumstances, at least 65
percent of the Fund's total
assets will be invested in
real estate and real
estate-related securities.

Performance

For the six month period ended January 31, 2000, the performance of the Advantus Real Estate Securities Fund - Class A shares was -5.95 percent.* This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of -5.29 percent for the same period.

Performance Analysis

The economy had a strong period. Unemployment remained at historical lows of about 4 percent. The Gross Domestic Product (GDP) grew at approximately 4 percent. Retail sales, new home sales, and productivity followed the same course. It has been an outstanding setting for the real estate market, which saw very high levels of absorption of space during the past year. Steady increases in rents followed this market strength. The capital markets did not look to this strength, however, but to forecasts of the future slowing of the economy, thus providing significant reduction of new supply of real estate properties as shown in a significant drop in new construction starts from the peak levels shown in 1998 and 1999. It was a good period for owning real estate.

So, why did the real estate securities market NOT participate in the strength of the underlying real estate markets? First, the broader stock market was driven by growth - if you weren't part of the high flyers generating significant growth in revenues, you were left behind. Modest growth along with a dividend could not keep up with the attractiveness of dot.com (i.e., Internet and Internet-related stocks). As real estate securities were concerned about levels of new supply to hit the markets, consensus estimates for growth slowed for the group. This left the real estate securities in a relatively weak position, resulting in a drop in stock prices due to a contraction of their multiple reflecting the slowing growth. Second, in response to the drop in stock prices for real estate securities, the sector became a victim of tax-loss selling in third quarter by investment companies (i.e., mutual funds) and the fourth quarter by individuals. This technical pressure did not reflect the underlying fundamentals. Lastly, groups including net lease companies and homebuilders reacted poorly to the rise in interest rates.

Late in the reporting period, real estate securities moved up significantly as the market began to focus on the sector's valuation characteristics. Dividends on stocks of Real Estate Investment Trusts had traded above 9 percent - typically the high end of its range. These stocks, as a group, were trading at approximately 80-85 percent of their underlying net asset value (NAV), with some trading significantly lower. The group was also trading at multiples that did not reflect their long-term growth rates. Within the background of continued rental growth and slowing supply, new value and income-oriented investors came back into the group, providing a well-deserved uptick in price.

Apartments and office-industrial companies provided the safe haven for the six-month period, providing a total return of -1 and -2 percent respectively. This performance reflected the solid supply and demand balance for rental housing and a bounce-back from the deep discount valuations of the office-industrial companies. Weaker areas were those hit by high levels of new construction such as hotels, down 13 percent, and companies related to the residential housing industry (home builders, land companies, furniture makers and building products).

Outlook
As the real estate markets near their peak, we see absorption and - fortunately - new supply moderating in 2000. We expect to see pockets of weakness, but overall, the markets should be in balance, assuming our outlook of modest growth in the economy. We anticipate that the business fundamentals should keep the dividends strong. We agree with real estate industry analysts who expect that company growth rates of 7-10 percent should - with their dividend - provide total returns that align with the historical averages, which range in the low to mid-teens. We intend to focus on companies with high quality management, durable business plans, strong rental and occupancy growth, combined with compelling valuations. We expect the market to be capital constrained for real estate companies. Therefore, we will avoid companies that are financially illiquid. We believe that volatility in broader markets will make the dividend provided by real estate securities increasingly more valued, with particular emphasis on companies with dividend increases. We will monitor the market for share buyback announcements, mergers and privatization of companies. If the stock market returns to a value bias, it could be a very good year for real estate securities.

*HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 5.5 PERCENT FRONT-END SALES CHARGE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
**THE WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF EQUITY SECURITIES WHOSE PRIMARY BUSINESS IS EQUITY OWNERSHIP OF COMMERCIAL REAL ESTATE (REITS).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS REAL ESTATE SECURITIES FUND,
   WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A shares of the Advantus Real Estate Securities Fund (February 25, 1999) through January 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN SINCE INCEPTION
(2/25/99) (NOT ANNUALIZED):
Class A                        -6.87%
(Thousands)
                              Class A  Wilshire Associates Real Estate Securities Index      CPI
2/25/99                       $10,000                                           $10,000  $10,000
7/31/99                         9,904                                            10,574   10,121
1/31/00                         9,315                                            10,015   10,267

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                        SHARES       VALUE      PORTFOLIO
-------                                       --------   -----------   ----------
Avalon Bay Communities, Inc. ...............   11,000    $  379,500       4.5%
Equity Residential Properties...............    9,100       377,650       4.5%
Public Storage, Inc. .......................   16,402       372,120       4.4%
Apartment Investment & Management Company...    9,420       356,782       4.3%
Starwood Hotels & Resorts Worldwide,
  Inc. .....................................   13,400       321,600       3.8%
Equity Office Properties Trust..............   11,400       291,413       3.5%
Highwoods Properties, Inc. .................   12,800       291,200       3.5%
Catellus Development Corporation............   21,200       265,000       3.2%
Simon Property Group, Inc. .................   10,100       249,344       3.0%
Arden Realty Group, Inc. ...................   11,700       247,162       2.9%
                                                         ----------      ----
                                                         $3,151,771      37.6%
                                                         ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   (3.4%)
Communication Services              (0.1%)
Real Estate                         (7.1%)
Basic Materials                     (0.8%)
Capital Goods                       (1.0%)
Technology                          (1.0%)
Consumer Staples                    (1.2%)
Consumer Cyclical                   (3.6%)
Finance - Diversified               (1.3%)
Real Estate Investment Trust       (80.5%)

ADVANTUS Real Estate Securities Fund
Investments in Securities

JANUARY 31, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        ---------------
COMMON STOCK (96.6%)
  BASIC MATERIALS (.8%)
    Construction (.8%)
   1,700   Martin Marietta Materials........................    $   71,400
                                                                ----------
  CAPITAL GOODS (1.0%)
    Manufacturing (1.0%)
   3,800   The St. Joe Company..............................        90,012
                                                                ----------
  COMMUNICATION SERVICES (.1%)
    Telecommunication (.1%)
     300   Tut Systems, Inc. (b)............................        11,812
                                                                ----------
  CONSUMER CYCLICAL (3.6%)
    Building Materials (.7%)
   2,800   Masco Corporation................................        55,825
                                                                ----------
    Houseware (.9%)
   4,400   Furniture Brands International, Inc. (b).........        74,800
                                                                ----------
    Retail (.4%)
     800   Lowe's Companies, Inc............................        35,700
                                                                ----------
    Service (1.6%)
   2,200   Cendant Corporation (b)..........................        44,412
     600   CoStar Group, Inc. (b)...........................        19,350
   6,800   Fairfield Communities, Inc. (b)..................        77,350
                                                                ----------
                                                                   141,112
                                                                ----------
  CONSUMER STAPLES (1.2%)
    Household Products (1.2%)
   3,300   Newell Rubbermaid, Inc...........................        99,000
                                                                ----------
  FINANCIAL (88.9%)
    Finance-Diversified (1.3%)
  10,300   Trammell Crow Company (b)........................       114,587
                                                                ----------
    Real Estate (7.1%)
  21,200   Catellus Development Corporation (b).............       265,000
   5,700   LNR Property Corporation.........................       106,875
   2,700   Newhall Land & Farming Company...................        75,600
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
   4,000   Pinnacle Holdings, Inc. (b)......................    $  169,750
                                                                ----------
                                                                   617,225
                                                                ----------
    Real Estate Investment Trust (80.5%)
   9,600   AMB Property Corporation.........................       196,200
   9,420   Apartment Investment & Management Company........       356,782
   2,100   Archstone Communities Trust......................        42,131
  11,700   Arden Realty Group, Inc..........................       247,162
   5,400   Asset Investors Corporation......................        64,800
  11,000   Avalon Bay Communities, Inc......................       379,500
   5,400   Camden Property Trust............................       139,725
   5,700   CarrAmerica Realty Corporation...................       123,619
   6,300   CBL & Associates Properties, Inc.................       132,694
   2,300   Crescent Real Estate Equity Company..............        41,400
   1,400   Eastgroup Properties.............................        26,775
  11,400   Equity Office Properties Trust...................       291,413
   9,100   Equity Residential Properties....................       377,650
   4,600   Essex Property Trust, Inc........................       156,400
   9,800   Franchise Finance Corporation of America.........       235,200
  12,800   Highwoods Properties, Inc........................       291,200
  12,400   Innkeepers USA Trust.............................        99,200
   9,200   Kilroy Realty Corporation........................       178,825
   5,800   Kimco Realty Corporation.........................       204,450
   7,200   Koger Equity, Inc................................       113,400
   6,400   Liberty Property Trust...........................       149,200
  10,300   Macerich Company.................................       232,394
   7,300   Mack-Cali Realty Corporation.....................       185,694
  11,500   Meristar Hospitality Corporation.................       187,594

              See accompanying notes to investments in securities.

                                            ADVANTUS Real Estate Securities Fund
                                           Investments in Securities - continued

                                                                     (UNAUDITED)

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
   9,900   Pacific Gulf Properties, Inc.....................    $  193,050
   8,500   Pan Pacific Retail Properties....................       152,469
   3,300   Parkway Properties...............................        89,306
   8,500   Philips International Realty.....................       140,781
   1,900   Post Properties, Inc.............................        72,913
  16,402   Public Storage, Inc..............................       372,120
   3,500   Reckson Associates Realty Corporation............        69,125
   1,526   Reckson Associates Realty Corporation B..........        31,092
  10,100   Simon Property Group, Inc........................       249,344
   2,600   SL Green Realty Corporation......................        56,550
   3,900   Spieker Properties, Inc..........................       151,613
   6,135   Starwood Financial, Inc..........................       106,596
  13,400   Starwood Hotels & Resorts Worldwide, Inc.........       321,600
  10,300   Summit Properties, Inc...........................       195,700
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
  13,600   Trizec Hahn Corporation..........................    $  218,450
   2,900   U.S. Restaurant Properties, Inc..................        44,406
   2,600   Urban Shopping Centers, Inc......................        72,475
                                                                ----------
                                                                 6,990,998
                                                                ----------
  TECHNOLOGY (1.0%)
     400   American Tower Corporation.......................        14,250
     800   Bamboo.com, Inc. (b).............................        25,600
     200   HomeStore.com, Inc. (b)..........................        19,513
     500   Manugistics Group, Inc. (b)......................        21,156
     600   Timberline Software Corporation..................         7,088
                                                                ----------
                                                                    87,607
                                                                ----------
Total common stock
 (cost: $8,453,412).........................................     8,390,078
                                                                ----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (2.5%)
$213,217    Provident Institutional Fund - TempFund Portfolio current rate
             5.710%...........................................................     213,217
                                                                                ----------
            Total short-term securities (cost: $213,217)......................     213,217
                                                                                ----------
            Total investments in securities (cost: $8,666,629) (c)............  $8,603,295
                                                                                ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At January 31, 2000 the cost of securities for federal income tax purposes was $8,737,480. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $ 296,084
  Gross unrealized depreciation..........   (430,269)
                                           ---------
  Net unrealized depreciation............  $(134,185)
                                           =========

ADVANTUS Real Estate Securities Fund
Statement of Assets and Liabilities

JANUARY 31, 2000

(UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $8,666,629).........  $8,603,295
Cash in bank on demand deposit.........          59
Receivable for Fund shares sold........         115
Receivable for investment securities
 sold..................................     109,162
Accrued interest receivable............       1,049
Dividends receivable...................      11,544
Other receivable.......................         388
                                         ----------
    Total assets.......................   8,725,612
                                         ----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      31,082
Payable to Adviser.....................      11,211
                                         ----------
    Total liabilities..................      42,293
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $8,683,319
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  and 8 billion shares unallocated) of
  $.01 par value (note 1)..............  $    9,239
  Additional paid-in capital...........   8,987,618
  Undistributed net investment
  income...............................      28,211
  Accumulated net realized losses from
  investments..........................    (278,415)
  Unrealized depreciation on
  investments..........................     (63,334)
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $8,683,319
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $8,683,319
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  923,879..............................  $     9.40
                                         ==========

                See accompanying notes to financial statements.

                                            ADVANTUS Real Estate Securities Fund
                                                         Statement of Operations
                                  PERIOD FROM AUGUST 1, 1999 TO JANUARY 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.......................................................   $     9,846
  Dividends......................................................       196,187
                                                                    -----------
      Total investment income....................................       206,033
                                                                    -----------
Expenses (note 4):
  Investment advisory fee........................................        24,911
  Distribution fees - Class A....................................         8,304
  Administrative services fee....................................        30,600
  Transfer agent fees............................................         2,074
  Custodian fees.................................................         2,629
  Auditing and accounting services...............................         3,930
  Legal fees.....................................................         4,000
  Directors' fees................................................            70
  Registration fees..............................................         4,327
  Printing and shareholder reports...............................        11,282
  Insurance......................................................         1,580
  Other..........................................................         1,243
                                                                    -----------
      Total expenses.............................................        94,950
                                                                    -----------
  Less fees and expenses waived or absorbed by Adviser and
    Distributor:
    Class A distribution fees....................................        (4,982)
    Other fund expenses..........................................       (40,146)
                                                                    -----------
      Total fees and expenses waived or absorbed.................       (45,128)
                                                                    -----------
      Total net expenses.........................................        49,822
                                                                    -----------
      Investment income - net....................................       156,211
                                                                    -----------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)....................      (271,912)
  Net change in unrealized appreciation or depreciation on
    investments..................................................      (168,230)
                                                                    -----------
      Net losses on investments..................................      (440,142)
                                                                    -----------
Net decrease in net assets resulting from operations.............   $  (283,931)
                                                                    ===========

                See accompanying notes to financial statements.

ADVANTUS Real Estate Securities Fund
Statements of Changes in Net Assets
PERIOD FROM AUGUST 1, 1999 TO JANUARY 31, 2000 AND PERIOD FROM FEBRUARY 1, 1999, COMMENCEMENT OF OPERATIONS, TO JULY 31, 1999

(UNAUDITED)

                                                        2000          1999
                                                     -----------   -----------
Operations:
  Investment income - net.........................   $  156,211    $  102,732
  Net realized gain (loss) on investments.........     (271,912)       60,914
  Net change in unrealized appreciation or
    depreciation on investments...................     (168,230)      104,896
                                                     ----------    ----------
      Increase (decrease) in net assets resulting
        from operations...........................     (283,931)      268,542
                                                     ----------    ----------
Distributions to shareholders from:
  Investment income - net:
    Class A.......................................     (128,000)     (102,732)
  Net realized gains on investments:
    Class A.......................................      (21,649)            -
  In excess of net investment income:
    Class A.......................................            -       (45,768)
                                                     ----------    ----------
            Total distributions...................     (149,649)     (148,500)
                                                     ----------    ----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................    3,556,006     6,114,356
  Proceeds from issuance of shares as a result of
    reinvested dividends:
    Class A.......................................       28,758        16,619
  Payments for redemption of shares:
    Class A.......................................     (580,774)     (138,108)
                                                     ----------    ----------
        Increase in net assets from capital share
          transactions............................    3,003,990     5,992,867
                                                     ----------    ----------
        Total increase in net assets..............    2,570,410     6,112,909
Net assets at beginning of period.................    6,112,909             -
                                                     ----------    ----------
Net assets at end of period (including
  undistributed net investment income of $28,211
  and $0, respectively)...........................   $8,683,319    $6,112,909
                                                     ==========    ==========

                See accompanying notes to financial statements.

                                            ADVANTUS Real Estate Securities Fund
                                                   Notes to Financial Statements
                                                                JANUARY 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended). The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

    The Fund currently issues one class of share (Class A). Class A shares are sold subject to a front-end sales charge.

    The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Minnesota Life cumulatively purchased 514,002
Class A shares for $5,150,000.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from

ADVANTUS Real Estate Securities Fund
Notes to Financial Statements - continued
(UNAUDITED)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from August 1, 1999 to January 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $6,317,681 and $3,292,802 respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution applicable to Class A shares, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $4,982 for the period ended January 31, 2000.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund has a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee is equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $4,800 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended
January 31, 2000, Advantus Capital voluntarily agreed to absorb $40,146 in expenses which were otherwise payable by the Fund.

                                            ADVANTUS Real Estate Securities Fund
                                       Notes to Financial Statements - continued
                                                                     (UNAUDITED)

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Organizational expenses, including legal fees and initial registration fees in the amount of $52,000, were incurred in connection with the start up and initial registration of the fund. These expenses were paid by Advantus Capital. The Fund does not intend to reimburse Advantus Capital for these costs.

    Sales charges received by Ascend for distributing the Fund's shares amounted to $427.

    As of January 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................       516,548             55.9%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,000.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in Class A shares for the period from August 1, 1999 to January 31, 2000 were as follows:

Sold........................................................  385,665
Issued for reinvested distributions.........................    3,107
Redeemed....................................................  (61,560)
                                                              -------
                                                              327,212
                                                              =======

ADVANTUS Real Estate Securities Fund
Notes to Financial Statements - continued
(UNAUDITED)

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                  CLASS A
                                         -------------------------
                                         PERIOD FROM  PERIOD FROM
                                          AUGUST 1,   FEBRUARY 25,
                                           1999 TO     1999(D) TO
                                         JANUARY 31,    JULY 31,
                                            2000          1999
                                         -----------  ------------
Net asset value, beginning of period...    $10.25        $10.02
                                           ------        ------
Income from investment operations:
  Net investment income................       .23           .18
  Net gains (losses) on securities
    (both realized and unrealized).....      (.84)          .31
                                           ------        ------
    Total from investment operations...      (.61)          .49
                                           ------        ------
Less distributions:
  Dividends from net investment
    income.............................      (.20)         (.18)
  Distributions from capital gains.....      (.04)            -
  In excess of net investment income...         -          (.08)
                                           ------        ------
    Total distributions................      (.24)         (.26)
                                           ------        ------
Net asset value, end of period.........    $ 9.40        $10.25
                                           ======        ======
Total return (a).......................     (5.95)%        4.78%
Net assets, end of period (in
  thousands)...........................    $8,683        $6,113
Ratio of expenses to average daily net
  assets (c)...........................      1.50%(b)      1.50%(b)
Ratio of net investment income (loss)
  to average daily net assets (c)......      4.69%(b)      4.09%(b)
Portfolio turnover rate (excluding
  short-term securities)...............      50.7%         51.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $45,128 and $41,991 in expenses for the period ended January 31, 2000 and the period from February 25, 1999 to July 31, 1999, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.85% and 3.18%, respectively, and the ratio of net investment income to average daily net assets would have been 3.34% and 2.41%, respectively.
(d) Date shares of the fund were effectively registered under the Securities Exchange Act of 1933.

                                                            Shareholder Services

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.Advantusfunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.Advantusfunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.5 billion in assets in addition to $11.2 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
 CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS REAL ESTATE SECURITIES FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
           ADVANTUS REAL ESTATE SECURITIES FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               -------------------
400 ROBERT STREET NORTH                                       PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                        U.S. POSTAGE PAID
                                                                 ST. PAUL, MN
                                                                PERMIT NO. 3547
                                                              -------------------

ADDRESS SERVICE REQUESTED

F.53980 Rev. 3-2000